                            SCHEDULE 14A fINFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
        THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )
                                                          ----

         Filed by the Registrant: |X|
         Filed by a party other than the Registrant: |_|

         Check the appropriate box:
         |_| Preliminary Proxy Statement
         |_| Confidential for Use of the Commission Only (as permitted by
             Rule 14a-6(e)(2))
         |X| Definitive Proxy Statement
         |_| Definitive Additional Materials
         |_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  OMTOOL, LTD.
    ------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

         Payment of Filing Fee (Check the appropriate box):
         |X| No fee required.
         |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

             (1) Title of each class of securities to which transaction applies:

                 --------------------------------------------------------------
             (2) Aggregate number of securities to which transactions applies:

                 --------------------------------------------------------------
             (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                 --------------------------------------------------------------
             (4) Proposed maximum aggregate value of transaction:

                 --------------------------------------------------------------
             (5) Total fee paid:

                 --------------------------------------------------------------
         |_| Fee paid previously with preliminary materials.
         |_| Check box if any part of the fee is offset as provided by Exchange
             Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

             (1) Amount Previously Paid:

                 --------------------------------------------------------------
             (2) Form, Schedule or Registration Statement No.:

                 --------------------------------------------------------------
             (3) Filing Party:

                 --------------------------------------------------------------
             (4) Date Filed:

                 --------------------------------------------------------------

                                [GRAPHIC OMITTED]




                                 April 24, 2001

Dear Fellow Stockholder:

     You are cordially invited to attend our Annual Meeting of Stockholders, which will be held this year on Wednesday, May 30, 2001, at 10:00 A.M. local time, at the offices of Omtool, Ltd., at 8A Industrial Way, Salem, New Hampshire 03079.

     At this year's meeting, you are asked to elect one Class I director and to ratify the selection of the Company's auditors. The accompanying Notice of Meeting and Proxy Statement describe these proposals. We urge you to read this information carefully.

     Your Board of Directors unanimously believes that the election of its nominee as director and the ratification of its appointment of auditors are in the best interest of Omtool, Ltd. and its stockholders, and accordingly recommends a vote FOR Items 1 and 2 on the enclosed proxy card.

     Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, may I urge you to complete, sign, date and return your proxy ballot in the envelope provided. If the address on the accompanying material is incorrect, please advise the Company in writing at 8A Industrial Way, Salem, New Hampshire 03079, Attention: Kira Nelson.

                                       For the Board of Directors

                                       Robert L. Voelk
                                       CHIEF EXECUTIVE OFFICER, PRESIDENT AND
                                       CHAIRMAN OF THE BOARD

                                  OMTOOL, LTD.

                                8A INDUSTRIAL WAY
                           SALEM, NEW HAMPSHIRE 03079
                               -------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 30, 2001
                               -------------------


To The Stockholders:

     The Annual Meeting of Stockholders of Omtool, Ltd., a Delaware corporation, will be held on Wednesday, May 30, 2001 at 10:00 A.M. local time at Omtool, Ltd. at 8A Industrial Way, Salem, New Hampshire 03079, for the following purposes:

          1. To elect one Class I director to serve for a three-year term.

          2. To ratify the selection of the firm of Arthur Andersen LLP as auditors for the fiscal year ending December 31, 2001.

          3. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Stockholders entitled to notice of and to vote at the meeting shall be determined as of the close of business on Wednesday, April 11, 2001, the record date fixed by the Board of Directors for such purpose.


                                       By Order of the Board of Directors,

                                       Kira A. Nelson
                                       SECRETARY

Salem, New Hampshire
April 24, 2001


-------------------------------------------------------------------------------
Whether or not you expect to attend the meeting, please complete, date and sign the enclosed proxy card and mail it promptly in the enclosed stamped envelope in order to assure representation of your shares.
-------------------------------------------------------------------------------

                                  OMTOOL, LTD.

                                8A INDUSTRIAL WAY
                           SALEM, NEW HAMPSHIRE 03079
                               -------------------

                                 PROXY STATEMENT
                               -------------------

                                 April 24, 2001

     Proxies in the form enclosed with this proxy statement are solicited by the Board of Directors of Omtool, Ltd. (the "Company") for use at the Annual Meeting of Stockholders of the Company to be held on Wednesday, May 30, 2001 at 10:00 A.M. local time, at Omtool, Ltd. at 8A Industrial Way, Salem, New Hampshire 03079.

     Only stockholders of record as of the close of business on April 11, 2001 (the "Record Date") will be entitled to vote at the meeting and any adjournments thereof. As of that date, 12,751,263 shares of common stock, par value $.01 per share (the "Common Stock"), of the Company were issued and outstanding. Each share of Common Stock outstanding as of the Record Date will be entitled to one vote and stockholders may vote in person or by proxy. Execution of a proxy will not in any way affect a stockholder's right to attend the meeting and vote in person. Any stockholder giving a proxy has the right to revoke it by written notice to the Secretary of the Company at any time before it is exercised. Each of the persons named as a proxy in the proxy is a director and/or executive officer of the Company.

     An Annual Report to Stockholders, containing audited financial statements for the fiscal year ended December 31, 2000, is being mailed together with this proxy statement to all stockholders entitled to vote. It is anticipated that this proxy statement and the accompanying proxy will be first mailed to stockholders on or about April 30, 2001.

     The mailing address of the Company's principal executive offices is 8A Industrial Way, Salem, New Hampshire 03079.

     All properly executed proxies returned in time to be counted at the meeting and not revoked will be voted, and with respect to the election of the member of the Board of Directors, will be voted as stated below under "Election of Directors." In addition to the election of the director, the stockholders will act on a proposal to ratify the selection of auditors, as further described in this proxy statement. Where a choice has been specified on the proxy with respect to the foregoing matters, the shares represented by the proxy will be voted in accordance with the specification and will be voted FOR the matters if no specification is indicated.

     The representation in person or by proxy of at least a majority of all shares of Common Stock issued, outstanding and entitled to vote at the meeting is necessary to constitute a quorum for the transaction of business. Votes withheld from the nominee for election as director, or which contain one or more abstentions or broker "non-votes," are counted as present or represented for purposes of determining the presence or absence of a quorum for the meeting. A "non-vote" occurs when a broker or other nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, such nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

     The election of the director by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote. On all other matters being submitted to stockholders, an affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on each such matter is required for approval; therefore, abstentions will have the practical effect of voting against each such matter since they are included in the number of shares present and voting on each such matter. However, broker "non-votes" are not considered shares entitled to vote and therefore will have no impact on the outcome of the vote. An automated system administered by the Company's transfer agent tabulates the votes. The vote on each matter submitted to stockholders is tabulated separately.

     The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may be properly taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as proxies in the proxy.

                      MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock as of the Record Date (except as set forth below): (i) by each person who, to the knowledge of the Company, owned beneficially more than 5% of the 12,751,263 shares of Common Stock of the Company outstanding at such date; (ii) by each director and nominee; (iii) by each executive officer identified in the Summary Compensation Table set forth below under "Compensation and Other Information Concerning Directors and Officers," and (iv) by the directors, nominees and executive officers of the Company as a group.

                                                        AMOUNT AND NATURE
                 NAME AND ADDRESS OF                      OF BENEFICIAL
                  BENEFICIAL OWNER                       OWNERSHIP (1)(2)    PERCENT OF CLASS
                --------------------                    -----------------    ----------------
Summit Partners (3)...............................          1,698,378             13.3%
  600 Atlantic Avenue
  Boston, MA 02110
Martin A. Schultz (4).............................          1,534,654             12.0%
  eSped.com, Inc.
  8A Industrial Way
  Salem, NH  03079
Robert L. Voelk (5)...............................          1,465,954             11.5%
  Omtool, Ltd.
  8A Industrial Way
  Salem, NH  03079
Dimensions Fund Advisors, Inc. (6)................            971,900              7.6%
  1299 Ocean Ave
  Santa Monica, CA  90401
Richard D. Cramer (7).............................             48,250                *
Bruce R. Evans (8)................................          1,698,378             13.3%
Adrian A. Peters (9)..............................                  0                *
William C. Styslinger, III (10)...................             36,250                *
Jeffrey C. Gretz (11).............................            127,788              1.0%
Kira A. Nelson (12)...............................             68,031                *
Anthony Scamurra (13).............................            226,605              1.8%
All executive officers, nominees and directors as a
group (11 persons) (14)...........................          5,292,472             40.5%

-----------

*    Less than 1% of the outstanding Common Stock.

(1) The persons and entities named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, except as noted in the footnotes below and except to the extent authority is shared by spouses under applicable law.

(2) The number of shares of Common Stock deemed outstanding includes (i) 12,751,263 shares of Common Stock outstanding as of the Record Date and
     (ii) shares of Common Stock issuable
     pursuant to options held by the respective person or group which may be exercised within 60 days after the Record Date, as set forth below.

(3)  Based on a Schedule 13G dated February 14, 2000 filed by Summit
     Ventures IV, L.P., reflecting beneficial ownership as of December 31, 1999. Includes 1,609,966 shares held by Summit Ventures IV, L.P. and 88,412 shares held by Summit Investors III, L.P. The respective general partners of these entities exercise sole voting and investment power with respect to the shares owned by such entities. See also footnote (8) below.

(4) Excludes 200,000 shares held in trust for the benefit of certain family members; Mr. Schultz disclaims beneficial ownership of such shares.

(5) Excludes 53,000 shares held in trust for the benefit of certain family members; Mr. Voelk disclaims beneficial ownership of such shares.

(6) Based on a Schedule 13G dated February 2, 2001 filed by Dimensional Fund Advisors Inc. ("DFA") reflecting beneficial ownership as of December 31, 2000. According to the Schedule 13G, DFA exercises sole voting power and sole disposition power to all such shares. DFA, as an investment advisor registered under the Investment Act of 1940, disclaims beneficial ownership to all such shares.

(7) Includes 25,000 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date.

(8) Based on a Schedule 13G dated February 14, 2000 filed by Summit Ventures IV, L.P., reflecting beneficial ownership as of December 31, 1999. Includes 1,609,966 shares held by Summit Ventures IV, L.P. and 88,412 shares held by Summit Investors III, L.P. Mr. Evans is a general partner of Summit Investors III, L.P. and is the general partner of Stamps, Woodsum & Co. IV, which is the general partner of Summit Partners IV, L.P., which is the general partner of Summit Ventures IV, L.P. Mr. Evans may be deemed to share voting and investment power with respect to all shares held by the partnerships. Mr. Evans disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest therein.

(9)  Mr. Peters left the Company in July 2000.

(10) Mr. Styslinger's beneficial ownership consists of 36,250 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date.

(11) Includes 50,000 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Gretz.

(12) Includes 63,229 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Ms. Nelson.

(13) Includes 43,751 options to purchase shares of Common Stock which may be exercised within 60 days of the Record Date by Mr. Scamurra and 78,194 shares of Common Stock held by Mr. Scamurra's spouse.

(14) All current directors, nominees and executive officers as a group hold options to purchase 304,792 shares of Common Stock which may be exercised within 60 days of the Record Date.

                                   PROPOSAL I
                              ELECTION OF DIRECTOR

     No proxy may be voted for more people than the number of nominees set forth below. Shares represented by all proxies received by the Board of Directors and not so marked to withhold authority to vote for Richard D. Cramer (by writing that individual director's name where indicated on the proxy) will be voted FOR the election of Mr. Cramer. The Board of Directors knows of no reason why Mr. Cramer should be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person for fixing the number of directors at a lesser number.

INFORMATION PERTAINING TO DIRECTORS AND NOMINEES

     In accordance with the Company's Amended and Restated By-laws (the "By-laws"), the Company's Board of Directors is divided into three classes. Richard D. Cramer, the Company's sole Class I Director, has served as a director since January 1996. The term of Mr. Cramer's directorship expires as of the date of the Annual Meeting of Stockholders to be held in 2001. Bruce R. Evans, one of the Company's two Class II Directors, has served as a director since July 1996. William C. Styslinger, III, the Company's other Class II Director, has served as a director since June 1997. The terms of Messrs. Evans and Styslinger expire as of the date of the Annual Meeting of Stockholders to be held in 2002. Mr. Evans has informed the Company that he intends to resign as a director of the Company following the Annual Meeting of Stockholders. Martin A. Schultz, one of the Company's two Class III Directors and the Company founder, has served as a director since the Company's inception in 1991. Robert L. Voelk, the Company's other Class III Director, has served as a director since August 1993. The terms of Messrs. Schultz and Voelk expire as of the date of the Annual Meeting of Stockholders to be held in 2003.

     As of July 19, 2000, Adrian A. Peters, a Class I Director, resigned from the Board of Directors. Since Mr. Peters' resignation, the Board reduced the number of Class I Directors from two to one.

     Each director serves for a three-year term, with one class of directors being elected at each Annual Meeting. Each director holds office until his successor is duly elected and qualified, or until his earlier death, resignation or removal.

     The following table sets forth for each nominee to be elected at the meeting and for each Director who will continue to serve as a director beyond the meeting, the year such nominee or director was first elected as a director, the positions currently held by such nominee or director with the Company, the year such nominee's or director's term will expire and the class of director of such nominee or director.

NOMINEE'S OR DIRECTOR'S NAME
AND YEAR NOMINEE OR DIRECTOR                                  YEAR TERM       CLASS OF
FIRST BECAME A DIRECTOR          POSITION(S) HELD            WILL EXPIRE      DIRECTOR
-----------------------------    ----------------            -----------      --------
Richard D. Cramer                Director                        2001              I
(1996)

Bruce R. Evans                   Director                        2002             II
(1996)

William C. Styslinger, III       Director                        2002             II
(1997)

Robert L. Voelk                  Chairman of the Board,          2003            III
(1993)                           Chief Executive Officer
                                 and President

Martin A. Schultz                Director                        2003            III
(1991)



                 OCCUPATIONS OF DIRECTORS AND EXECUTIVE OFFICERS

     The following table sets forth the Class I nominee to be elected at the meeting, the current directors who will continue to serve as directors beyond the meeting, and the current executive officers of the Company, their ages and the positions currently held by each such person with the Company:

  NAME                                          AGE               POSITION
  ----                                          ---               --------
  Robert L. Voelk.............................   45    Chairman of the Board, President
                                                         and Chief Executive Officer
  Scott Dockendorff...........................   44    Vice President of Marketing
  Jeffrey C. Gretz............................   55    Vice President of Omtool Legal Systems
  Bartholomew V. Kulesz.......................   50    Vice President of Customer Support and Services
  Kira A. Nelson..............................   32    Vice President of Finance, Chief Financial
                                                         Officer, Treasurer and Secretary
  Mel Passarelli..............................   44    Vice President of Worldwide Sales
  Anthony Scamurra............................   34    Vice President of Engineering
  Richard D. Cramer (1, 2)....................   38    Director
  Bruce R. Evans (1, 2).......................   42    Director
  Martin A. Schultz...........................   45    Director
  William C. Styslinger, III (1, 2)...........   55    Director

----------
(1) Member of Audit Committee.
(2) Member of Compensation Committee.

DIRECTORS TO BE ELECTED AT THE MEETING

     RICHARD D. CRAMER has served as a Director of the Company since January 1996. Mr. Cramer is currently a sales and marketing consultant. Mr. Cramer has served as Vice President, Sales and Marketing of CENTRA Software, Inc., a developer and marketer of web-centric distance learning software, from May 1996 to January 1999. Mr. Cramer served as Vice President of North American Field Operations at Avid Technology, Inc., a developer of nonlinear film, video and audio solutions, from 1989 to 1995 and Vice President and General Manager of the Desktop Division of Avid Technology, Inc. during 1996.

DIRECTORS WHOSE TERMS EXTEND BEYOND THE MEETING

     BRUCE R. EVANS has served as a Director of the Company since July 1996. Mr. Evans is a managing partner of Summit Partners, a venture capital firm, where he has been employed since 1986. Mr. Evans serves as a Director of DSET Corporation, a provider of telecommunications software and services, Private Business, Inc., a provider of software and services to community banks, and OPNET Technologies, a provider of predictive network management software solutions.

     MARTIN A. SCHULTZ, the founder of the Company, has served as a Director of the Company since its inception in March 1991. Mr. Schultz most recently served the Company as its Chief Technology Officer from May 1998 to December 1999. Mr. Schultz served as the Company's President from its inception through August 1993 and from January 1996 through May 1999. Mr. Schultz served as Chief Executive Officer of the Company from March 1991 to January 1996. Mr. Schultz is the Chief Technology Officer of eSped.com, Inc., which provides internet based applications, services and information to the K-12 education community. Mr. Schultz served as Vice President of ASA International, Ltd. from April 1989 to January 1991.

     WILLIAM C. STYSLINGER, III has served as a Director of the Company since June 1997. Mr. Styslinger has served as President, Chief Executive Officer and Director of SeaChange International, Inc., a provider of software products to manage, store and distribute digital video for cable television operators and telecommunications companies, since 1993 and as Chairman of the Board of SeaChange International, Inc. since January 1995. From March 1978 to July 1993, Mr. Styslinger was employed at Digital Equipment Company, most recently as manager of the Cable Television Business Unit.

     ROBERT L. VOELK has served as a Director of the Company since August 1993. Mr. Voelk has served as Chief Executive Officer of the Company since July 2000 and previously from January 1996 to December 1999. Mr. Voelk has also served as President of the Company since July 2000 and previously from August 1993 to January 1996. Mr. Voelk is the Chairman and Chief Executive Officer of eSped.com, Inc. Mr. Voelk was employed in various positions at ASA International, Ltd., a designer and developer of proprietary vertical market software, from 1981 to 1993, most recently serving as Executive Vice President and Director. Mr. Voelk is a Director of ASA International, Ltd.

EXECUTIVE OFFICERS

     SCOTT DOCKENDORFF has served the Company as Vice President of Marketing since March 2000. In April 2000, Mr. Dockendorff was named an executive officer of the Company. Prior to joining the Company, Mr. Dockendorff was Director of Product Marketing at GGX, Inc., a provider of digital imaging and printing system solutions to original equipment manufacturers and office solution providers. From 1998 to 1999, Mr. Dockendorff was Director of Product Management at PC DOCS, Inc., and from 1979 to 1990 served in various marketing positions at Genigraphics Corporation.

     JEFFREY GRETZ has served the Company as Vice President of Omtool Legal Systems since February 1998. In April 2000, Mr. Gretz was named an executive officer of the Company. Prior to joining the Company, Mr. Gretz was founder, President and Chief Executive Officer of TRS Technologies, Inc., which was acquired by the Company in February 1998.

     BARTHOLOMEW KULESZ has served the Company as Vice President of Support and Customer Service since November 1999. In April 2000, Mr. Kulesz was named an executive officer of the Company. From 1995 to 1999, Mr. Kulesz was Vice President of Worldwide Customer Support and Services at Avid Technology, Inc. From 1991 to 1995, Mr. Kulesz was the National Service Manager for Panasonic's broadcast product line, and from 1986 to 1991, Mr. Kulesz was served as Service Manager for the Americas for Quantel, Inc.

     KIRA A. NELSON has served the Company as Chief Financial Officer, Secretary and Treasurer since April 2000 and served as Vice President of Finance since July 1998. Ms. Nelson served as Acting Chief Financial Officer, Secretary and Treasurer from January 2000 to April 2000. She joined the Company in November 1996 as Corporate Controller. From November 1995 to September 1996, Ms. Nelson served as a Senior Financial Analyst at Discreet Logic, a developer of software for visual effects used in the creation of digital moving pictures. From 1991 to 1995, Ms. Nelson was employed in various positions by Arthur Andersen LLP, a national public accounting firm, most recently serving as a senior accountant in the audit division of the firm's Boston office. Ms. Nelson is a certified public accountant.

     MEL PASSARELLI has served the Company as Vice President of Worldwide Sales since January 2001. From April 2000 to December 2000, Mr. Passarelli was Vice President of Sales and Marketing at Geographic Data Technology, Inc., a developer of premier map databases that provide the foundation for applications such as site selection, routing packages, environmental mapping and direct marketing. From 1996 to April 2000, Mr. Passarelli served as Vice President of Sales and Marketing for MAK Technologies, a developer and distributor of commercial software used to network 3-D applications in visual simulation, and from 1995 to 1996, Mr. Passarelli served as Vice President of Sales and Marketing for The Experts, Incorporated, as subsidiary of ATSI Corporation, a provider of contract programming, software development, and outsourcing services for corporations involved with information technology. Additionally, Mr. Passarelli held various sales and marketing positions as Integraph Corporation.

     ANTHONY SCAMURRA has served the Company as Vice President of Engineering since April 2000. Mr. Scamurra served as Acting Vice President of Engineering from January 2000 to April 2000. He joined the Company in February 1998 as Director of Engineering. Mr. Scamurra founded, and from May 1991 to February 1998 served as President and Chief Technology Officer of Desktop Paging Software, Inc., a paging software company in the wireless communications industry, which was acquired by the Company in February 1998. From 1988 to 1991, Mr. Scamurra was employed in various software engineering positions by Apple Computer, Inc. and from 1985 to 1988 Mr. Scamurra was employed as Director of Technical Support by Amherst Computer Exchange, Inc.

     Executive officers of the Company are elected by the Board of Directors on an annual basis and serve until their successors have been duly elected and qualified. There are no family relationships among any of the executive officers or directors of the Company.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors met four times, and took action by unanimous written consent four times, during the fiscal year ended December 31, 2000. The standing committees of the Board of Directors are the Audit Committee and the Compensation Committee. The Audit Committee met seven times and the Compensation Committee met once, during the fiscal year ended December 31, 2000. The Board of Directors does not currently have a standing nominating committee. Each director attended at least 75% of the aggregate of all the meetings of the Board of Directors and of all the committees of the Board of Directors of which he is a member during the fiscal year ending December 31, 2000.

     The Compensation Committee makes recommendations to the Board of Directors concerning the compensation of executives and salaries of the employees and consultants to the Company. The Compensation Committee also makes recommendations to the Board of Directors concerning incentive compensation of employees and directors of and consultants to the Company. The current members of the Compensation Committee are Messrs. Cramer, Evans and Styslinger. The Audit Committee recommends the engagement of auditors and is responsible for reviewing the results and scope of audits and other services provided by the Company's independent auditors. From January 2000 until April 2000 the members of the Audit Committee were Richard D. Cramer and William C. Styslinger. In April 2000, Mr. Evans was elected to the Audit Committee. The current members of the Audit Committee are Messrs. Cramer, Evans and Styslinger.

COMPENSATION OF DIRECTORS

     During 2000, the Company granted to each of Messrs. Cramer and Styslinger options to purchase 100,000 shares of the Company's common stock under the 1997 Stock Plan, as amended, at $2.875 per share, vesting annually over four years. In addition, during 2000, independent directors received a participation fee of $1,000 for each Board of Directors meeting and $500 for each Board committee meeting that they attended in person. Outside directors have been and will continue to be reimbursed for their reasonable out-of-pocket expenses incurred in attending meetings. No director who is an employee of the Company will receive separate compensation for services rendered as a director.

     The Company also provides individual and family medical insurance coverage for its non-employee directors under the Company's Group Medical and Dental Plans. A non-employee director may elect not to take the coverage, in which case the Company will pay the non-employee director $6,000 per year. Mr. Schultz has elected to take the medical coverage while Messrs. Cramer and Styslinger have elected to take the annual payment of $6,000. As of April 24, 2001, Mr. Evans had not elected to receive either the coverage or payment.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Mr. Evans, a member of the Compensation Committee, is a general partner of Summit Investors III, L.P. a stockholder of the Company, and is also a general partner of Stamps, Woodsum & Co. IV, which is the general partner of Summit Partners IV, L.P. which is the general partner of Summit Ventures IV, L.P., another stockholder of the Company.

                       COMPENSATION AND OTHER INFORMATION
                        CONCERNING DIRECTORS AND OFFICERS

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the compensation for services in all capacities paid or accrued by the Company for the fiscal years ended December 31, 2000, 1999 and 1998, to (i) the individual who served as the Chief Executive Officer for the fiscal year ended December 31, 2000 and (ii) each of the four other most highly compensated executive officers whose aggregate salary and bonus exceeded $100,000 in the fiscal year ended December 31, 2000 (with the Chief Executive Officer, collectively, the "Named Executive Officers"):

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                            COMPENSATION (1)
                                                                            ----------------
                                                   ANNUAL COMPENSATION(2)        AWARDS
                                                   ----------------------   ----------------
                                                                               SECURITIES
----------------------------------------                                       UNDERLYING       ALL OTHER
NAME AND                                                                        OPTIONS/       COMPENSATION
PRINCIPAL POSITION                         YEAR      SALARY($)   BONUS($)(3)     SARS (#)         ($)(4)
------------------                         ----      ---------   -----------   -----------     ------------

Robert L. Voelk (5)....................    2000       276,923         --            --           7,070 (6)
   Chief Executive Officer, President      1999       225,000         --            --           6,820 (6)
   and Chairman of the Board               1998       223,462         --            --           7,080 (6)

Adrian A. Peters (7)...................    2000       203,077         --            --           2,238
  Chief Executive Officer, President       1999       190,385       40,000        650,000        2,077
  and Director                             1998         --            --            --            --

Kira A. Nelson (8).....................    2000       134,230       35,000         70,000        4,508
   Chief Financial Officer, Secretary      1999       102,192         --           60,000        3,056
   and Treasurer                           1998        79,096         --            --           2,465

Anthony Scamurra (9)...................    2000       131,346       37,500        125,000        5,065
   Vice President of Engineering           1999       112,307         --           25,000        3,369
                                           1998        64,615         --            --           1,754

Jeffrey C. Gretz (10)..................    2000       130,041       30,000          --           4,505
   Vice President of Omtool Legal          1999       139,525         --          100,000        3,378
   Systems                                 1998        90,409         --           20,000        2,712

-----------

(1) The Company did not grant any restricted stock awards or stock appreciation rights during fiscal 2000, 1999 and 1998. The Company does not have any long term incentive plan.

(2) In accordance with the rules of the Securities and Exchange Commission, other compensation in the form of perquisites and other personal benefits have been omitted because such perquisites and other personal benefits constituted less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for the executive officer during the year ended December 31, 2000.

(3) Bonuses are reported in the year earned, even if actually paid in a subsequent year.

(4) Consists of the Company's matching contributions related to the Company's 401(k) Plan, premiums for life insurance paid by the Company on behalf of the Named Executive Officers noted in the footnotes below.

(5) Mr. Voelk has been the Company's Chief Executive Officer and President since July 2000. Mr. Voelk was Company's Chief Executive Officer from January 1996 to December 31, 1999.

(6)  Includes life insurance premiums paid by the Company on behalf of Mr.
     Voelk.

(7) Mr. Peters was the Company's President from May 1999 to July 2000 and the Company's Chief Executive Officer from January 2000 to July 2000.

(8) Ms. Nelson was named the Company's Vice President, Finance in July 1998, became Acting Chief Financial Officer in January 2000, and became Chief Financial Officer in April 2000.

(9) Mr. Scamurra joined the Company in February 1998 as the Company's Director of Engineering. Mr. Scamurra was named the Company's Vice President of Engineering in April 2000.

(10) Mr. Gretz joined the Company in February 1998 as Vice President of Omtool Legal Systems. Mr. Gretz became an executive officer of the Company in April 2000.

OPTION GRANTS

     The following table sets forth information concerning options granted during the last fiscal year under the Company's 1997 Stock Plan, as amended, to the Named Executive Officers. The Company did not grant any stock appreciation rights in 2000.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                              INDIVIDUAL GRANTS
                             -------------------------------------------------
                                            PERCENT OF
                                               TOTAL
                                             OPTIONS/
                               NUMBER OF       SARS                               POTENTIAL REALIZABLE VALUE AT
                              SECURITIES    GRANTED TO   EXERCISE                 ASSUMED ANNUAL RATES OF STOCK
                              UNDERLYING     EMPLOYEES   OR BASE                  PRICE APPRECIATION FOR OPTION
                              OPTION/SARS    IN FISCAL   PRICE      EXPIRATION               TERM (2)
           NAME              GRANTED(#)(1)     YEAR       ($/SH)       DATE           5%($)           10%($)
           ----              -------------     ----       ------       ----           -----           ------
Robert L. Voelk..........         --            --          --          --              --              --
Adrian A. Peters.........         --            --          --          --              --              --
Kira A. Nelson...........        70,000          8%         2.50      4/26/10         110,057         278,905
Anthony Scamurra.........       125,000         14%         2.50      4/26/10         196,530         498,045
Jeffrey C. Gretz.........         --            --          --          --              --              --

----------------

(1) All of Ms. Nelson's and Mr. Scamurra's options were granted on April 26, 2000 and are exercisable in sixteen equal quarterly installments commencing on July 26, 2000. All options were granted at fair market value on the date of grant as determined by the Board of Directors of the Company.

(2) Amounts represent hypothetical gains that could be achieved for the option if exercised at the end of the option term. These gains are based on the fair market value on the date of grant and assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. These assumptions are mandated by the rules of the Securities and Exchange Commission and are not intended to forecast future appreciation of the Company's stock price. The potential realizable value computation is net of the applicable exercise price, but does not take into account federal or state income tax consequences and other expenses of option exercises or sales of appreciated stock. Actual gains, if any, are dependent upon the timing of such exercise and the future performance of the Company's Common Stock. There can be no assurance that the rates of appreciation in this table can be achieved. This table does not take into account any appreciation in the price of the Common Stock to date.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to options to purchase the Company's Common Stock granted under the Company's 1996 Stock Option Plan and 1997 Stock Plan, as amended, including (i) the number of shares of Common Stock received upon exercise of options in the fiscal year ended December 31, 2000;
(ii) the net value realized upon such exercise; (iii) the number of unexercised options held at December 31, 2000; and (iv) the aggregate dollar value of unexercised options held at December 31, 2000:


                   AGGREGATED OPTION/SAR EXERCISES IN THE LAST
                             FISCAL YEAR AND FY-END
                                OPTION/SAR VALUES

                                                                  NUMBER OF
                                                           SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                             SHARES                             UNEXERCISED                     IN-THE-MONEY
                            ACQUIRED                          OPTIONS/SARS AT                 OPTIONS/SARS AT
                               ON          VALUE            FISCAL YEAR-END (#)            FISCAL YEAR-END ($)(2)
                            EXERCISE      REALIZED     -------------------------------- ---------------------------
NAME                          (#)          ($)(1)      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                        --------      --------     -----------    -------------    -----------    -------------
Robert L. Voelk...........     --           --             --               --              --              --
Adrian A. Peters..........     --           --             --               --              --              --
Kira A. Nelson............     --           --            38,750          108,500           --              --
Anthony Scamurra..........     --           --            21,875          128,125           --              --
Jeffery C. Gretz..........     --           --            35,000           85,000           --              --

---------------
(1) Amounts disclosed in this column do not reflect amounts actually received by the Named Executive Officers, but are calculated based on the difference between the fair market value of the Company's Common Stock on the date of exercise and the exercise price of the options. Named Executive Officers will receive cash only if and when they sell the Common Stock issued upon exercise of the options and the amount of cash received by such individuals is dependent on the price of the Company's Common Stock at the time of such sale.

(2) Value is based on the difference between the option exercise price and the fair market value at December 31, 2000 ($1.50 per share) multiplied by the number of shares of Common Stock underlying the option. As the fair market value of the options on December 31, 2000 was below the option exercise price, no unexercisable options were in-the-money on December 31, 2000 for all Named Executive Officers.

EMPLOYMENT ARRANGEMENTS

     In January 2000, the Company entered into an employment arrangement with Robert L. Voelk, providing for an annualized salary of $225,000 per year for each of the calendar years 2000 and 2001 for so long as Mr. Voelk remained Chairman of the Board of Directors of the Company and provided ongoing services as an employee. The arrangement also provides that Mr. Voelk shall continue to receive health insurance coverage and other benefits generally available to the Company's employees for each of the calendar year 2000 and 2001 while he remained an employee. In July 2000, the employment arrangement was amended to provide for an annualized salary of $350,000 per year for each of the calendar years 2000 and 2001 for so long as Mr. Voelk continues to serve as Chief Executive Officer and President of the Company.

     In March 2001, the Company entered into an agreement with Scott Dockendorff, providing, among other things, severance payments for twelve months following the termination of Mr. Dockendorff's employment with the Company other than for cause. The severance payments will be equal to Mr. Dockendorff's base salary as of the last date of his employment. Mr. Dockendorff's severance agreement also provides that if he breaches his non-disclosure agreement with the Company, the Company can cease making severance payments under this agreement.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Company's executive compensation program is administered by a three member Compensation Committee of the Board of Directors (the "Compensation Committee"). The members of the Compensation Committee are non-employee Directors. The Compensation Committee makes recommendations to the Board of Directors concerning the compensation of executive officers and the salaries of the employees of and consultants to the Company. The Compensation Committee also makes recommendations to the Board of Directors concerning incentive compensation of employees and directors of and consultants to the Company.

     The Company's executive compensation program is designed to provide levels of compensation that assist the Company in attracting, motivating and retaining qualified executive officers and aligning the financial interests of the Company's executive officers and other employees with those of its stockholders by providing a competitive compensation package based on corporate and individual performance. In addition to cash compensation in the form of base salary, compensation under the executive compensation program can be comprised of annual cash incentive bonuses and long-term incentive awards in the form of stock option grants. The compensation program is also comprised of various benefits, including medical and insurance plans, as well as the Company's 1997 Stock Plan, as amended, the 1997 Employee Stock Purchase Plan and 401(k) Plan, which plans are generally available to all employees of the Company.

BASE SALARY

     Base salary compensation levels for each of the Company's executive officers, including the Chief Executive Officer, are generally set within the range of base salaries that the Compensation Committee believes are paid to executive officers with comparable qualifications, experience and responsibilities at other companies located in the northeastern United States of similar size and engaged in similar business to that of the Company. In setting compensation levels, the Compensation Committee generally takes into account such factors as (i) the Company's past operating and financial performance and future expectations, (ii) individual performance and experience and (iii) past salary levels. The Compensation Committee does not assign relative weights or rankings to these factors, but instead makes determinations based upon the consideration of all of these factors as well as the progress made with respect to the Company's long-term goals and strategies.

INCENTIVE COMPENSATION

     Incentive Compensation in the form of performance-based bonuses for the Chief Executive Officer and the Company's other executive officers is based upon management's success in meeting the Company's financial and strategic goals as well as meeting individual performance goals.

STOCK OPTIONS

     Stock Options are the principal vehicle used by the Company to provide long-term incentive-based compensation to improve the Company's operating and financial performance and to support the recruitment, motivation and retention of key professional and managerial personnel. The Company's stock option plans are administered by the Board of Directors. To date, the Board of Directors has not granted stock options at less than fair market value.

     Stock options are granted from time to time to eligible employees and based upon the Company's overall financial performance and their contributions thereto. Stock options are designed to align the interest of the Company's executive officers and other employees with those of its stockholders by encouraging them to enhance the value of the Company, the price of the Common Stock and, hence, the stockholders' return. In addition, the vesting of stock options over a period of time is designed to defer the receipt of compensation by the option holder, thus creating an incentive for the individual to remain with the Company. The Company periodically grants new options to provide continuing incentives for future performance.

     During the fiscal year ended December 31, 2000, options to purchase 70,000 shares were awarded under the 1997 Stock Plan, as amended, to Kira Nelson, Chief Financial Officer, Secretary and Treasurer and 125,000 shares were awarded to Anthony Scamurra, Vice President of Engineering. Such grants were made in recognition of such officers' contributions to the Company's performance in fiscal 2000. No other stock options were granted to any of the Company's Named Executive Officers, including the Chief Executive Officer, during fiscal 2000.

OTHER BENEFITS

     The Company also has various broad-based employee benefit plans. Executive officers participate in these plans on the same terms as eligible, non-executive employees, subject to any legal limits on the amounts that may be contributed or paid to executive officers under these plans. The Company offers a stock purchase plan, pursuant to which employees may purchase Common Stock at a discount and a 401(k) Plan. The Company matches each employee's contributions to the 401(k) Plan up to 3% of such employee's salary. The Company also maintains medical, disability and life insurance plans and other benefit plans for its employees.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     Compensation for the Company's Chief Executive Officer, Robert L. Voelk, was determined in accordance with the policies applicable to the other executive officers of the Company described above. The 2000 base salary compensation for Mr. Voelk was $276,923. Compensation for the Company's former Chief Executive Officer, Adrian Peters, was also determined in accordance with the policies applicable to the other executive officers of the Company described above. The 2000 base salary compensation for Mr. Peters was $203,077. In addition to achievement of performance targets in accordance with the Company's executive compensation policies, the Compensation Committee determines the Chief Executive Officer's cash compensation based upon the Company's overall performance, the performance of his management team, the compensation paid at competing companies and the Company's prospects, among other objective and subjective factors. The Compensation Committee does not find it practicable to quantify or assign relative weight to the factors on which the Chief Executive Officer's compensation is based.

TAX DEDUCTIBILITY OF EXECUTIVE COMPENSATION

     Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deduction to $1 million for compensation paid to any of the executive officers unless certain requirements are met. The Compensation Committee has considered these requirements and it is the Compensation Committee's present intention that, so long as it is consistent with its overall compensation objectives, not to exceed the deduction limitations of Section 162(m).

     The Compensation Committee is satisfied that the executive officers of the Company are dedicated to achieving significant improvements in the long-term financial performance of the Company and that the compensation policies and programs implemented and administered have contributed and will continue to contribute towards achieving this goal.

     This report has been respectfully submitted by the members of the Compensation Committee of the Board of Directors.*

                           Bruce R. Evans
                           Richard D. Cramer
                           William C. Styslinger, III

---------------
* The Compensation Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee of the Board of Directors (the "Audit Committee") overseas the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.


     The Audit Committee reviewed and discussed with the independent auditors, Arthur Andersen LLP ("Arthur Andersen"), who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

     The Audit Committee has received from and discussed with the independent auditors, Arthur Andersen, the written disclosure and the letter required by Independence Standards Board Standard No. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES) and the Audit Committee discussed with Arthur Andersen its independence from the Company. The Audit Committee also discussed with Arthur Andersen any matters required to be discussed by Statement on Auditing Standards No. 61 (COMMUNICATION WITH AUDIT COMMITTEES).

     The Audit Committee discussed with the Company's independent auditors, Arthur Andersen, the overall scope and plans for their audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.

     The directors who serve on the Audit Committee are all "independent" as defined in the National Association of Securities Dealers' listing standards. The Board of Directors has determined that none of the Audit Committee members has a relationship to the Company that may interfere with their independence from the Company and its management.

     The Audit Committee has adopted a written charter setting out the audit related functions the Audit Committee is to perform. A copy of that charter is attached to this proxy statement as Appendix A.

     In reliance on the reviews and the discussions referred to above, the Audit Committee recommended to the Board of Directors and the Board of Directors subsequently approved that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board of Directors have also recommended, subject to shareholder approval, the selection of the Company's independent auditors, Arthur Andersen.

     This report has been respectfully submitted by the members of the Audit Committee of the Board of Directors.*

         Bruce R. Evans
         Richard D. Cramer
         William C. Styslinger, III

---------------
* The Audit Committee Report is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Arthur Andersen has been the independent accounting firm that audits the financial statements of the Company and its subsidiaries since 1996. In accordance with standing policy, Arthur Andersen periodically changes the personnel who work on the audit.

     On recommendation of the Audit Committee, the Board of Directors has appointed Arthur Andersen to audit the 2001 financial statements.
Representatives from this firm will be at the annual meeting to make a statement, if they choose, and to answer any questions you may have.

     The Audit Committee of the Company's Board of Directors reviews summaries of the services provided by Arthur Andersen and the related fees and has considered whether the provision of non-audit services is compatible with maintaining the independence of Arthur Andersen.

AUDIT FEES AND ALL OTHER FEES

     In addition to performing the audit of the Company's consolidated financial statements, Arthur Andersen provided various other services during 2000. The aggregate fees billed for 2000 for each of the following categories of services are set forth below:

     Audit and review of the December 31, 2000 financial
     statements and reviews of the March 31, 2000,
     June 30, 2000 and September 30, 2000 financial
     statements...............................................      $ 102,505

     All other services.......................................      $ 111,587

     "All other services" includes (a) tax planning and the preparation of tax returns of the Company and its subsidiaries and (b) employee benefit plan audit.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     Arthur Andersen did not provide any services related to financial information system design and implementation during 2000.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AGREEMENTS WITH MARTIN SCHULTZ

     Upon his termination as Chief Technology Officer, as of December 31, 1999, the Company entered into a separation letter with Mr. Schultz providing for a payment of $225,000 upon execution of the agreement in January 2000. The Company agreed to paid Mr. Schultz's automobile lease and automobile insurance through April 29, 2001 for the automobile he leased while he was employed by the Company. In addition, concurrently with the separation agreement, the Company entered into a one year consulting agreement with Mr. Schultz, providing for a consulting fees of $18,750 per month. Mr. Schultz's consulting agreement contains non-disclosure and non-competition provisions and a one year employee non-solicitation provision. The Company paid to Mr. Schultz approximately $225,000 during fiscal 2000 pursuant to this consulting agreement.

ESPED.COM, INC.

     On October 31, 2000, the Company entered into an agreement with eSped.com, Inc. ("eSped") to sublease from the Company 4,500 square feet of the premises the Company is occupying at the Company's Salem, New Hampshire, headquarters. Mr. Voelk is the Chief Executive Officer and Chairman of the Board of eSped and Mr. Schultz is Chief Technology Officer of eSped. The lease is a tenancy at will and commenced on February 1, 2001. Either party may terminate the lease with 120 days written notice to the other party. The annual amount of rent payments to be received is $36,000 plus a percentage of building maintenance charges. As a result of a comparison by management of comparable real estate rates, the Company believes that this lease is on terms no less favorable to the Company than could be obtained from an unrelated third party. As of March 31, 2001, eSped has paid a total of $9,220.50 pursuant to the lease.

STOCK PERFORMANCE GRAPH

     The following graph compares the percentage change in the cumulative total stockholder return on the Company's Common Stock during the period from the Company's initial public offering through December 31, 2000 with the cumulative total return on (i) the Nasdaq Market Index, and (ii) a broad peer group index prepared by Media General Financial Services consisting of Nasdaq listed companies grouped under SIC Code 7372.


            COMPARISON OF FIVE YEAR* CUMULATIVE TOTAL RETURN** AMONG
                        OMTOOL, LTD., NASDAQ MARKET INDEX
                              AND PEER GROUP INDEX





                                [OBJECT OMITTED]





-----------------------------------------------------------------------------
                       8/8/97    12/31/97   12/31/98    12/31/99    12/29/00
-----------------------------------------------------------------------------
Omtool, Ltd.           100.00      102.50      29.38       23.75       15.00
-----------------------------------------------------------------------------
Nasdaq Market Index    100.00       98.95     139.56      246.14      154.71
-----------------------------------------------------------------------------
Peer Group Index       100.00       92.72     155.80      291.24      159.15
-----------------------------------------------------------------------------
----------

* Prior to August 8, 1997 the Company's Common Stock was not publicly traded. Comparative data is provided only for the period since that date. This graph is not "soliciting material," is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

** Cumulative Total Return assumes $100 was invested on August 8, 1997 in the Company's Common Stock and in the Nasdaq Market Index and Peer Group Index and assure reinvestment of dividends, if any.


     The stock price performance shown on the graph above is not necessarily indicative of future price performance. Information used in the graph was obtained from Media General Financial Services, a source believed to be reliable, however, the Company is not responsible for any errors or omissions in such information.

                                   PROPOSAL II

                      RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors has selected the firm of Arthur Andersen LLP, independent auditors, to serve as auditors for the fiscal year ending December 31, 2001. Arthur Andersen LLP has served as the Company's auditors and outside accountants since 1996. It is expected that a member of the firm will be present at the Annual Meeting of Stockholders with the opportunity to make a statement if so desired and will be available to respond to appropriate questions. The Board of Directors recommends a vote FOR ratification of this selection. The ratification of this selection is not required under the laws of the State of Delaware, where the Company is incorporated, but the results of this vote will be considered by the Board of Directors in selecting auditors for future fiscal years.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock (collectively, "Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. Such persons are required by regulations of the Commission to furnish the Company with copies of all such filings. Based on its review of the copies of such filings received by it with respect to the fiscal year ended December 31, 2000 and written representations from certain Reporting Persons, the Company believes that all Reporting Persons complied with all Section 16(a) filing requirements in the fiscal year ended December 31, 2000, except that Ms. Nelson incorrectly indicated in the number of shares she owned on the Initial Statement of Beneficial Ownership. Ms. Nelson filed an amended Form 3 to correct the number of shares she beneficially owned at the time she became a Reporting Person.

                              STOCKHOLDER PROPOSALS

     Proposals of stockholders intended for inclusion in the proxy statement to be furnished to all stockholders entitled to vote at the next Annual Meeting of the Company must be received at the Company's principal executive offices no later than December 27, 2001. Under the Company's By-Laws, stockholders who wish to make a proposal at the next Annual Meeting--other than one that will be included in the Company's proxy materials--must notify the Company no earlier than November 27, 2001 and no later than December 27, 2001. If a stockholder who wishes to present a proposal fails to notify the Company by December 27, 2001, the stockholder would not be entitled to present the proposal at the meeting. If, however, notwithstanding the requirements of the Company's By-laws, the proposal is brought before the meeting, then under the Securities and Exchange Commission's proxy rules the proxies solicited by management with respect to the next Annual Meeting will confer discretionary voting authority with respect to the stockholder's proposal on the persons selected by management to vote the proxies. If a stockholder makes a timely notification, the proxies may still exercise discretionary voting authority under circumstances consistent with the Securities and Exchange Commission's proxy rules. In order to curtail controversy as to the date on which a proposal was received by the Company, it is suggested that proponents submit their proposals by Certified Mail - Return Receipt Requested to Omtool, Ltd., 8A Industrial Way, Salem, New Hampshire 03079, attention: Kira Nelson.

                            EXPENSES AND SOLICITATION

     Proxies may be solicited by the Company, by personal interview, mail and telephone. The Company may request banks, brokers and other custodians, nominees and fiduciaries to solicit their customers who have stock of the Company registered in the names of a nominee and, if so, will reimburse such banks, brokers and other custodians, nominees and fiduciaries for their reasonable out-of-pocket costs. The cost of solicitation of proxies will be borne by the Company.

                                                                     APPENDIX A


                                  OMTOOL, LTD.

                             Audit Committee Charter


A. PURPOSE AND SCOPE

     The primary function of the Audit Committee (the "Committee") is to assist the Board of Directors in fulfilling its responsibilities by reviewing: (i) the financial reports provided by the Corporation to the Securities and Exchange Commission ("SEC"), the Corporation's shareholders or to the general public, and
(ii) the Corporation's internal financial and accounting controls.

B. COMPOSITION

     The Committee shall be comprised of a minimum of three directors as appointed by the Board of Directors, who shall meet the independence and audit committee composition requirements under any rules or regulations of The NASDAQ National Market, as in effect from time to time, and shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

     All members of the Committee shall either (i) be able to read and understand fundamental financial statements, including a balance sheet, cash flow statement and income statement, or (ii) be able to do so within a reasonable period of time after appointment to the Committee. At least one member of the Committee shall have employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

     The Board may appoint one member who does not meet the independence requirements set forth above and who is not a current employee of the Corporation or an immediate family member of such employee if the Board, under exceptional and limited circumstances, determines that membership on the Committee by the individual is required in the best interests of the Corporation and its shareholders. The Board shall disclose in the next proxy statement after such determination the nature of the relationship and the reasons for the determination.

     The members of the Committee shall be elected by the Board of Directors at the meeting of the Board of Directors following each annual meeting of stockholders and shall serve until their successors shall be duly elected and qualified or until their earlier resignation or removal. Unless a Chair is elected by the full Board of Directors, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

C. RESPONSIBILITIES AND DUTIES

     To fulfill its responsibilities and duties the Committee shall:

DOCUMENT REVIEW

1. Review and assess the adequacy of this Charter periodically as conditions dictate, but at least annually (and update this Charter if and when appropriate).

2. Review with representatives of management and representatives of the independent accounting firm the Corporation's audited annual financial statements prior to their filing as part of the Annual Report on Form 10-K. After such review and discussion, the Committee shall recommend to the Board of Directors whether such audited financial statements should be published in the Corporation's annual report on Form 10-K. The Committee shall also review the Corporation's quarterly financial statements prior to their inclusion in the Corporation's quarterly SEC filings on Form 10-Q.

3. Take steps designed to insure that the independent accounting firm reviews the Corporation's interim financial statements prior to their inclusion in the Corporation's quarterly reports on Form 10-Q.

INDEPENDENT ACCOUNTING FIRM

4. Recommend to the Board of Directors the selection of the independent accounting firm, and approve the fees and other compensation to be paid to the independent accounting firm. The Committee shall have the ultimate authority and responsibility to select, evaluate and, when warranted, replace such independent accounting firm (or to recommend such replacement for shareholder approval in any proxy statement).

5. On an annual basis, receive from the independent accounting firm a formal written statement identifying all relationships between the independent accounting firm and the Corporation consistent with Independence Standards Board ("ISB") Standard 1. The Committee shall actively engage in a dialogue with the independent accounting firm as to any disclosed relationships or services that may impact its independence. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the independent accounting firm.

6. On an annual basis, discuss with representatives of the independent accounting firm the matters required to be discussed by Statement on Auditing Standards ("SAS") 61, as it may be modified or supplemented.

7. Meet with the independent accounting firm prior to the audit to review the planning and staffing of the audit.


8. Evaluate the performance of the independent accounting firm and recommend to the Board of Directors any proposed discharge of the independent accounting firm when circumstances warrant. The independent accounting firm shall be ultimately accountable to the Board of Directors and the Committee.


                                     -A-2-

                          FINANCIAL REPORTING PROCESSES

9. In consultation with the independent accounting firm and management, review annually the adequacy of the Corporation's internal financial and accounting controls.

COMPLIANCE

10. To the extent deemed necessary by the Committee, it shall have the authority to engage outside counsel and/or independent accounting consultants to review any matter under its responsibility.

REPORTING

11. Prepare, in accordance with the rules of the SEC as modified or supplemented from time to time, a written report of the audit committee to be included in the Corporation's annual proxy statement for each annual meeting of stockholders occurring after December 14, 2000.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.



                                     -A-3-

PROXY                                                                     PROXY

                                 OMTOOL, LTD.

          This proxy is solicited on behalf of the Board of Directors for the Annual Meeting of Stockholders to be held on May 30, 2001

     The undersigned hereby appoints Robert L. Voelk and Kira A. Nelson, or any of them, proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Omtool, Ltd., to be held on May 30, 2001 at 10:00 a.m., at the offices of the Company, at 8A Industrial Way, Salem, New Hampshire, and at any adjournments or postponements of the Annual Meeting, and to vote as specified in this Proxy all the Common Stock of the Company which the undersigned would be entitled to vote if personally present. This Proxy when properly executed will be voted in accordance with your indicated directions. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR AND FOR PROPOSALS 2 AND 3.

     The Board of Directors recommends a vote FOR the election of the Director and FOR Proposals 2 and 3.

  YOUR VOTE IS IMPORTANT! PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE
            SIDE AND RETURN IT PROMPTLY IN THE ACCOMPANYING ENVELOPE.

                 (Continued and to be signed on reverse side.)

                       Please date, sign and mail your
                     proxy card back as soon as possible!

                        Annual Meeting of Stockholders
                                 OMTOOL, LTD.

                                 May 30, 2001



                Please Detach and Mail in the Envelope Provided

       Please mark your
A /X/  votes as in this
       example.


1. To elect one Class I Director    FOR  WITHHELD
   to serve for a three-year term.  / /    / /      Nominee: Richard D. Cramer


2. To ratify the selection of the firm of Arthur     FOR    AGAINST    ABSTAIN
   Andersen LLP as auditors for the fiscal year      / /      / /        / /
   ending December 31, 2001.

3. To transact such other business as may
   properly come before the meeting and any          / /      / /        / /
   adjournments thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the Proxy Statement.



Signature(s) ________________  ________________  Dated: ________________, 2001

Note: Please sign exactly as your name appears. Joint owners should each sign separately. Where applicable, indicate your official position or representative capacity.